                                                                    Exhibit 10.2

                                                               EXECUTION VERSION

                               AMENDMENT AGREEMENT

          AMENDMENT AGREEMENT, dated as of April 5, 2007 (this "Agreement"), among NUANCE COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), UBS AG, STAMFORD BRANCH, as Administrative Agent, CITICORP NORTH AMERICA, INC., as Syndication Agent, CREDIT SUISSE SECURITIES (USA) LLC, as Documentation Agent, the Lenders (as defined in the Original Credit Agreement (as defined below)), CITIGROUP GLOBAL MARKETS INC. and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, CREDIT SUISSE SECURITIES (USA) LLC, as Joint Bookrunner and Co-Arranger, and BANC OF AMERICA SECURITIES LLC, as Co-Arranger.

                                   WITNESSETH:

          WHEREAS, the Borrower, the lending institutions from time to time party thereto as Lenders (the "Original Lenders"), UBS AG, Stamford Branch, as administrative agent, Citicorp North America, Inc., as Documentation Agent, Credit Suisse Securities (USA) LLC, as joint lead arranger, joint bookrunner and syndication agent, UBS Securities LLC as joint lead arranger and joint bookrunner, Citigroup Global Markets Inc., as joint bookrunner and co-arranger and Banc of America Securities LLC, as co-arranger for the Original Lenders, entered into that certain Credit Agreement, dated as of March 31, 2006 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Original Lenders made certain loans and other extensions of credit to the Borrower;

          WHEREAS, the Obligations (as defined in the Original Credit Agreement, hereinafter the "Original Obligations") of the Borrower and the other Loan Parties under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement, hereinafter the "Loan Documents") are secured by certain collateral (hereinafter the "Original Collateral") and are guaranteed or otherwise benefited by the Loan Documents;

          WHEREAS, the Required Lenders (as defined in the Original Credit Agreement) have agreed to amend and restate the Original Credit Agreement in its entirety to effect the amendments described therein and to create a class of Tranche B-1 Term Loans (as defined below) having identical terms with, and having the same rights and obligations under the Loan Documents as, the Original Term Loans (as defined below), except as such terms are amended in the Amended and Restated Credit Agreement (as defined below);

          WHEREAS, each Person who executes and delivers this Agreement as a Tranche B-1 Term Loan Lender will make Tranche B-1 Term Loans under the Amended and Restated Credit Agreement on the effective date of this Agreement to the Borrower, which will be used by the Borrower for general corporate purposes which may include the acquisition of BeVocal, Inc. (the "BeVocal Acquisition") and to replenish cash balances used in connection with the acquisition set forth in the Focus Infomatics Acquisition Agreement (the "Focus Infomatics Acquisition" and, together with the BeVocal Acquisition, the "Acquisitions") that closed prior to the date hereof;

          WHEREAS, the parties hereto intend that (a) the Original Obligations that remain unpaid and outstanding as of the Amendment Effective Date shall continue to exist under the Amended and Restated Credit Agreement on the terms set forth therein, (b) the loans under the Original Credit Agreement outstanding as of the date hereof shall be Loans under and as defined in the Amended and Restated Credit Agreement on the terms set forth therein, (c) any letters of credit outstanding under the Original Credit Agreement as of the date hereof shall be Letters of Credit under and as defined in the Amended and Restated

Credit Agreement and (d) the Original Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Obligations of the Borrower and the other Loan Parties under the Amended and Restated Credit Agreement (including, without limitation, Obligations in respect of the Tranche B-1 Term Loans) and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

     SECTION 1. (a) Certain Definitions

          The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

          "Acquired Businesses" means the businesses to be acquired in the BeVocal Acquisition and acquired in the Focus Infomatics Acquisition.

          "Acquisitions" is defined in the recitals hereto.

          "Agreement" is defined in the preamble.

          "Amended and Restated Credit Agreement" is defined in Section 3 hereof.

          "Amendment Effective Date" is defined in Section 5 hereof.

          "BeVocal Acquisition" is defined in the recitals hereto.

          "Borrower" is defined in the preamble.

          "Focus Infomatics Acquisition" is defined in the recitals hereto.

          "Loan Documents" is defined in the recitals hereto.

          "Lenders" is defined in the preamble.

          "Original Collateral" is defined in the recitals hereto.

          "Original Credit Agreement" is defined in the recitals hereto.

          "Original Lenders" is defined in the recitals hereto.

          "Original Obligations" is defined in the recitals hereto.

          "Original Term Loans" means "Term Loans" as defined in the Original Credit Agreement.

          "Tranche B-1 Term Loan" means a Loan made pursuant to Section 2.01(c) under the Amended and Restated Credit Agreement on the Amendment Effective Date.

          "Tranche B-1 Term Loan Commitment" means, with respect to a Tranche B-1 Term Loan Lender, the commitment of such Additional Tranche B-1 Term Loan Lender to make Tranche B-1 Term Loans on the Amendment Effective Date, in an amount set forth on Schedule I to this Amendment Agreement. The aggregate amount of the Tranche B-1 Term Loan Commitments shall equal $90.0 million.

          "Tranche B-1 Term Loan Lender" means a Person with a Tranche B-1 Term Loan Commitment to make Tranche B-1 Term Loans to the Borrower on the Amendment Effective Date.

          (b) Other Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Amended and Restated Credit Agreement shall have such meanings when used in this Agreement.

     SECTION 2. Tranche B-1 Term Loans

          (a) Subject to and upon the terms and conditions herein and of the Amended and Restated Credit Agreement, each Tranche B-1 Term Loan Lender severally agrees to make Tranche B-1 Term Loans to the Borrower on the Amendment Effective Date in a principal amount not to exceed its Tranche B-1 Term Loan Commitment on the Amendment Effective Date.

          (b) For avoidance of doubt, holders of the Tranche B-1 Term Loans shall be entitled to the same guarantees and security interests pursuant to the Loan Documents from and after the Amendment Effective Date as the benefits to which the holders of Term Loans had been entitled immediately prior to the Amendment Effective Date.

     SECTION 3. Amendment and Restatement of Original Credit Agreement

          On the Amendment Effective Date, the Original Credit Agreement shall be, and is hereby, amended and restated in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect by all parties hereto. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.

     SECTION 4. Use of Proceeds

          The Borrower shall use the proceeds of the Tranche B-1 Term Loans for general corporate purposes, including the BeVocal Acquisition, and for the replenishment of cash used for the Focus Infomatics Acquisition.

     SECTION 5. Conditions Precedent to the Effectiveness of this Amendment

          This Agreement shall become effective as of the date first written above upon (the "Amendment Effective Date"), and the obligations of the Lenders under the Amended and Restated Credit Agreement shall be subject to, satisfaction of each of the conditions precedent set forth in this Section 5 hereof.

          (a) Acquisitions. (i) The Focus Infomatics Acquisition shall have been consummated; and

          (ii) The BeVocal Acquisition Agreement shall not have been terminated nor shall there have been material amendment, modification or waiver thereof which is materially adverse to the Lenders without the prior written consent of the Joint Lead Arrangers.

          (b) Financial Statements. The Lead Arranger shall have received (i) copies of audited financial statements for Focus Infomatics, Inc. and its subsidiaries for the two fiscal years ended December 31, 2006 and interim unaudited financial statements for each quarter ended after such date and more than 45 days prior to the Closing Date, (ii) pro forma financial statements of the Borrower and its subsidiaries for the four consecutive fiscal quarter period ended December 31, 2006 after giving effect to the Acquisitions (including adjustments reasonably satisfactory to the Arrangers) and a pro forma balance sheet of the Borrower and its subsidiaries as of the Amendment Effective Date and (iii) a certificate of chief financial officer of the Borrower as to the solvency of each Loan Party, on a consolidated basis, after giving effect to the Transactions.

          (c) Executed Counterparts. The Administrative Agent shall have received this Agreement, duly executed by (A) the Original Lenders constituting the Required Lenders, (B) each Tranche B-1 Term Loan Lenders and (C) each of the other parties hereto.

          (d) Corporate and Other Proceedings. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors of each Loan Party (or a duly authorized committee thereof) authorizing (a) the execution, delivery and performance of this Agreement and the Amended and Restated Credit Agreement (and any agreements relating thereto) and (b) in the case of the Borrower, the extensions of credit contemplated hereunder and under the Amended and Restated Credit Agreement.

          (e) No Default or Event of Default. After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing, either on the date hereof under the Original Credit Agreement or on the Amendment Effective Date under the Amended and Restated Credit Agreement.

          (f) Opinions of Counsel. The Administrative Agent shall have received
(i) a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Wilson Sonsini Goodrich & Rosati, counsel to the Borrower, and (ii) such other opinions of counsel to the Borrower as may be reasonably requested by the Administrative Agent or its counsel.

          (g) No Material Adverse Change. There shall not have occurred since September 30, 2006 an event that has a material adverse effect on the business, operations, assets, liabilities, financial condition or results of the Borrower, its subsidiaries and the Acquired Businesses, taken as a whole, but shall not include (i) effects resulting from changes in general economic, regulatory, political or industry conditions or from acts of terror or war, (ii) effects resulting from changes in commodity or energy prices, in interest or currency exchange rates or in capital market conditions, (iii) effects resulting from circumstances that affect the industries in which the Borrower and its subsidiaries or the Acquired Businesses operate generally, provided that such circumstances do not have a disproportionate effect on the Borrower and its subsidiaries or the Acquired Businesses and (iv) effects resulting from changes in generally accepted accounting principles.

          (h) Ratings. The Borrower shall have used commercially reasonable efforts to have its corporate family rating by Moody's and its corporate credit rating by S&P confirmed.

          (i) Borrowing Request. The Borrower shall have provided the Administrative Agent with a Borrowing Request two Business Days prior to the Amendment Effective Date with respect to the borrowing of Tranche B-1 Term Loans on the Amendment Effective Date.

          (j) Promissory Notes. Each Tranche B-1 Term Loan Lender shall have received, if requested at least two (2) Business Days prior to the Amendment Effective Date, one or more promissory notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit F-1 to the Amended and Restated Credit Agreement evidencing its Tranche B-1 Term Loans.

          (k) Representations and Warranties. On the Amendment Effective Date, the representations and warranties made by the Borrower in Section 6 hereof, as they relate to the Loan Parties at such time, shall be true and correct in all material respects.

          (l) Amended and Restated Credit Agreement. All other conditions precedent set forth in Sections 2.21 and 4.01 of the Amended and Restated Credit Agreement shall be satisfied.

          (m) Fees. The Lenders shall have received the fees required to be paid on the Amendment Effective Date and all expenses (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) for which invoices have been presented on or prior to the Amendment Effective Date shall have been paid.

          (n) Officer's Certificate. The Administrative Agent shall have received a certificate signed by the Financial Officer of the Borrower confirming (i) compliance with the conditions precedent set forth in Section
2.21 and 4.01 of the Amended and Restated Credit Agreement, (ii) that the Acquisitions are Permitted Business Acquisitions under the Amended and Restated Credit Agreement and (iii) that the Borrower's Consolidated Senior Secured Leverage Ratio on a Pro Forma Basis after giving effect to the incurrence of the Tranche B-1 Term Loans and the consummation of the Acquisitions does not exceed
3.50 to 1.00.

          (o) The Administrative Agent shall have received, at least five Business Days prior to the Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the Act (as defined in Section 9.19 of the Amended and Restated Credit Agreement).

     SECTION 6. Representations and Warranties

          On and as of the Amendment Effective Date, after giving effect to this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

          (a) this Agreement has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes the legal, valid and binding obligations of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms and the Amended and Restated Credit Agreement and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally;

          (b) each of the representations and warranties contained in Article III of the Amended and Restated Credit Agreement and in each other Loan Document is true and correct in all material respects on and as of the Amendment Effective Date (after giving effect to any revised schedules attached hereto or to the Amended and Restated Credit Agreement), as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" or "this Agreement" or similar references shall be deemed to refer to the Amended and Restated Credit Agreement after giving effect to the consents and waivers set forth herein; and

          (c) no Default or Event of Default has occurred and is continuing.

     SECTION 7. No Other Amendments; References to the Credit Agreement

          Other than as specifically provided herein or in the Amended and Restated Credit Agreement, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) or of any other term or condition of the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) nor shall the entering into of this Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Amended and Restated Credit Agreement. All references to the Original Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Amendment Effective Date be deemed to refer to the Amended and Restated Credit Agreement, and, as used in the Amended and Restated Credit Agreement, the terms "Agreement," "herein," "hereafter," "hereunder," "hereto" and words of similar import shall mean, from and after the Amendment Effective Date, the Amended and Restated Credit Agreement.

     SECTION 8. Headings

          The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     SECTION 9. Execution in Counterparts

          This Agreement may be executed by the parties hereto in several counterparts (including by facsimile), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 10. Expenses

          The Borrower agrees to pay promptly (and in any event on the Amendment Effective Date) after presentation of an invoice therefor all reasonable out-of-pocket expenses of the Joint Lead Arrangers (including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel LLP, counsel to the Joint Lead Arrangers (and of local counsel, if any, who may be retained by such counsel)) in connection with the preparation, negotiation, execution and delivery of this Agreement, the Amended and Restated Credit Agreement, each other Loan Document and the documents and transactions contemplated hereby.

     SECTION 11. Cross-References

          References in this Agreement to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Agreement.

     SECTION 12. Cooperation; Other Documents

          At all times following the execution of this Agreement, the parties hereto shall execute and deliver to the Lenders and the Agents, or shall cause to be executed and delivered to the Lenders and the Agents, and shall do or cause to be done all such other acts and things as the Lenders and the Agents may reasonably deem to be necessary or desirable to assure the Lenders and the Agents of the benefit of this Agreement (including the Amended and Restated Credit Agreement), the other Loan Documents and each other document relating to this Agreement.

     SECTION 13. Governing Law

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 14. Guarantor Acknowledgments

          (a) Each Guarantor hereby (i) expressly acknowledges the terms of the Amended and Restated Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (iii) acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

          (b) Each Guarantor hereby reaffirms, as of the Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated thereby, and (ii) its guarantee of payment of the Obligations pursuant to the Guarantee.

          (c) Each Guarantor hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment Effective Date and the effectiveness of the Credit Agreement), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

          (d) Each Guarantor further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

          (e) Each Guarantor hereby acknowledges and agrees that the acceptance by the Administrative Agents, each Lender and each other Agent of this document shall not be construed in any manner to establish any course of dealing on any Agent's or Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                     NUANCE COMMUNICATIONS, INC.


                                     By: /s/ Paul Ricci
                                         ---------------------------------------
                                     Name: Paul Ricci
                                           -------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------

                      Signature Page to Amendment Agreement

                                        CAERE CORPORATION


                                        By: /s/ Paul Ricci
                                            ------------------------------------
                                        Name: Paul Ricci
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        SPEECHWORKS INTERNATIONAL, INC.


                                        By: /s/ Paul Ricci
                                            ------------------------------------
                                        Name: Paul Ricci
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        ART ADVANCED RECOGNITION TECHNOLOGIES,
                                        INC.


                                        By: /s/ Paul Ricci
                                            ------------------------------------
                                        Name: Paul Ricci
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        DICTAPHONE CORPORATION


                                        By: /s/ Paul Ricci
                                            ------------------------------------
                                        Name: Paul Ricci
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        NUANCE COMMUNICATIONS LLC


                                        By: /s/ James R. Arnold, Jr.
                                            ------------------------------------
                                        Name: James R. Arnold, Jr.
                                              ----------------------------------
                                        Title: Authorized Person
                                               ---------------------------------

                      Signature Page to Amendment Agreement

                                       UBS AG, STAMFORD BRANCH,
                                       as Administrative Agent


                                        By:    /s/ Mary E. Evans
                                               ---------------------------------

                                        Name:  Mary E. Evans
                                               ---------------------------------

                                               Associate Director
                                       Title:  Banking Products Services, US
                                               ---------------------------------


                                        By:    /s/ Irja R. Otsa
                                               ---------------------------------

                                        Name:  Irja R. Otsa
                                               ---------------------------------

                                               Associate Director
                                       Title:  Banking Products Services, US
                                               ---------------------------------



                                       UBS SECURITIES LLC



                                        By:    /s/ Mary E. Evans
                                               ---------------------------------

                                        Name:  Mary E. Evans
                                               ---------------------------------

                                               Associate Director
                                       Title:  Banking Products Services, US
                                               ---------------------------------


                                        By:    /s/ Irja R. Otsa
                                               ---------------------------------

                                        Name:  Irja R. Otsa
                                               ---------------------------------

                                               Associate Director
                                       Title:  Banking Products Services, US
                                               ---------------------------------


                      Signature Page to Amendment Agreement

                                       CITICORP NORTH AMERICA, INC.
                                       as Syndication Agent


                                        By:    /s/ Caesar Wyszomirski
                                               ---------------------------------

                                        Name:  Caesar Wyszomirski
                                               ---------------------------------

                                       Title:  Vice President and Director
                                               ---------------------------------




                                       CITIGROUP GLOBAL MARKETS INC.,
                                       as Joint Lead Arranger and Joint
                                       Bookrunner



                                        By:    /s/ Caesar Wyszomirski
                                               ---------------------------------

                                        Name:  Caesar Wyszomirski
                                               ---------------------------------

                                       Title:  Vice President and Director
                                               ---------------------------------


                      Signature Page to Amendment Agreement

                                       CREDIT SUISSE SECURITIES (USA) LLC,
                                       as Documentation Agent, Joint
                                       Bookrunner and Co-Arranger


                                        By:    /s/ Christopher G. Cunningham
                                               ---------------------------------

                                        Name:  Christopher G. Cunningham
                                               ---------------------------------

                                       Title:  Managing Director
                                               ---------------------------------


                      Signature Page to Amendment Agreement

                                       BANC OF AMERICA SECURITIES LLC,
                                       as Co-Arranger


                                        By:    /s/ Christopher G. Cunningham
                                               ---------------------------------

                                        Name:  Christopher G. Cunningham
                                               ---------------------------------

                                       Title:  Managing Director
                                               ---------------------------------


                      Signature Page to Amendment Agreement

                                                                      SCHEDULE I

Tranche B-1 Term Loan Lender                    Tranche B-1 Term Loan Commitment

                      Signature Page to Amendment Agreement

                                                                      ANNEX I to
                                                                       Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT